UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 14, 2016

Blue Capital Reinsurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-36169	98-1120002
(State or other jurisdictio nof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterloo House, 100 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (441) 278-0400

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 14, 2016, Blue Capital Reinsurance Holdings Ltd. issued a press release reporting its initial estimate of the net negative financial impact related to several natural catastrophes that occurred in the second quarter of 2016, including wildfires in Canada, convective storms occurring in Texas and Europe and the Kumamoto earthquake in Japan. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with general instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including the exhibit, furnished pursuant to Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press Release, dated July 14, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Capital Reinsurance Holdings Ltd. (Registrant)

July 14, 2016	By:	/s/ John V. Del Col
Date	Name:	John V. Del Col
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 14, 2016